UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commissions Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

CVD EQUIPMENT CORPORATION
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CVD EQUIPMENT CORPORATION

355 South Technology Drive

Central Islip, NY 11722

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 5, 2026

Dear Shareholders:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of CVD Equipment Corporation (the “Company”) will be held virtually via a live audio webcast at 10:00 A.M., Eastern Time on November 5, 2026. You or your proxyholder will be able to participate and vote at the Annual Meeting by visiting www.cstproxy.com/cvdequipment/2026 and using your control number assigned by Continental Stock Transfer & Trust Company. To register and receive access to the virtual Annual Meeting, registered shareholders and beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the enclosed proxy statement.

At the Annual Meeting, you will be asked to vote on:

Proposal 1:	The election of five (5) directors to the Board of Directors of the Company to serve until the 2027 Annual Meeting of Shareholders.

Proposal 2:	The ratification of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Proposal 3:	The approval of a non-binding advisory resolution supporting the compensation of the Company’s named executive officers.

Other:	To transact such other and further business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on September 16, 2026, as the record date for determining shareholders who are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Your vote is important to us. Whether or not you expect to attend the virtual meeting online, please sign and date the enclosed proxy card and return it in the enclosed envelope. Returning a proxy will not deprive you of your right to attend the Annual Meeting and vote your shares virtually using the online meeting website.

The foregoing items of business are more fully described in the accompanying proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD NOVEMBER 5, 2026: THIS NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2025 ARE AVAILABLE AT www.cvdequipment.com (CLICK ON THE PROXY STATEMENT LINK) OR www.cvdproxy.com

By Order of the Board of Directors,

/s/ Lawrence J. Waldman
Lawrence J. Waldman
Dated: September 25, 2026	Chairman of the Board of Directors

Central Islip, New York

CVD EQUIPMENT CORPORATION

355 South Technology Drive

Central Islip, NY 11722

PROXY STATEMENT

2026 ANNUAL MEETING OF SHAREHOLDERS

November 5, 2026

INTRODUCTION

This proxy statement and the accompanying proxy card are both being furnished in connection with the solicitation by the Board of Directors of CVD Equipment Corporation, a New York corporation (the “Company”), of proxies for use at the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) to be held virtually via live webcast at 10:00 A.M., Eastern Time, on November 5, 2026, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and the accompanying proxy card are being distributed on or about September 25, 2026 to all shareholders of the Company entitled to vote at the Annual Meeting.

VOTING PROCEDURES AND SOLICITATION

Your Vote Is Important

Whether or not you expect to attend the virtual meeting online, please complete and return the enclosed proxy card. Your prompt voting may save the Company the expense of following up with a second mailing. A return envelope (postage paid if mailed in the United States) is enclosed for that purpose. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as an officer of a corporation, guardian, executor, trustee or custodian) you should indicate your name, title or capacity. Alternatively, you may vote in advance over the Internet at www.cstproxyvote.com by following the prompts and using the control number on your proxy card or notice.

Registration and Access to the Virtual-Only Annual Meeting

The Annual Meeting will be held virtually over the Internet by means of a live audio webcast. Only shareholders who own common stock as of the close of business on September 16, 2026, will be entitled to attend the virtual Annual Meeting. To register for the virtual Annual Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock:

Registered Shareholders

If your shares are registered in your name with Continental Stock Transfer & Trust Company (“Continental”), the Company’s transfer agent and you wish to attend the virtual Annual Meeting, go to www.cstproxy.com/cvdequipment/2026, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting, you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

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Beneficial Shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record)

Beneficial shareholders who wish to attend the virtual Annual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial shareholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the virtual Annual Meeting. After contacting Continental, a beneficial holder will receive an e-mail prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting. Beneficial shareholders should contact Continental at least five (5) business days prior to the date of the Annual Meeting.

Shareholders participating in the virtual Annual Meeting will be in a listen-only mode and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the virtual meeting, virtual attendees are able to:

●	Vote using the online meeting website; and

●	Submit questions or comments to the Company’s officers during the meeting via the virtual webcast.

Shareholders may submit questions or comments during the virtual Annual Meeting through the virtual meeting portal by typing in the “Submit a question” box.

Methods of Voting

You may vote by signing, dating and returning the enclosed proxy card, by voting in advance over the Internet at www.cstproxyvote.com by following the prompts and using the control number on your proxy card or notice (internet votes must be received by 11:59 p.m., Eastern Time, on November 4, 2026), by voting using the online meeting website at the Annual Meeting, by following the applicable instructions set forth above, or such other methods set forth in the applicable proxy card received. If you send in a proxy card, and also attend the virtual Annual Meeting, the proxy holders will vote your shares as you instructed on your proxy card, unless you inform the Secretary that you wish to revoke your proxy before the Annual Meeting.

Revoking a Proxy

You may revoke your proxy by:

●	Signing and returning another proxy card at a later date;

●	Sending written notice of revocation to the attention of the Secretary at:

CVD Equipment Corporation

355 South Technology Drive

Central Islip, NY 11722; or

●	Informing the Secretary and voting virtually at the Annual Meeting.

To be effective, a later-dated proxy or written revocation must arrive at the above address before the start of the Annual Meeting.

Proxy Solicitation

The proxies solicited hereby are being solicited by the Board of Directors of the Company. The Company will pay all costs of preparing, assembling and mailing the proxy materials.

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Directors, officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

How Proxy Cards Are Voted

The proxy holders named on the proxy card are Warren Cheesman, the Company’s Acting Chief Executive Officer, and Richard Catalano, the Company’s Executive Vice President, Chief Financial Officer, and Secretary. Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for all, some or none of our director nominees. You may also vote for or against the other proposals or abstain from voting. The proxy holders will vote shares according to the shareholder instructions on the proxy card. If a signed proxy card does not contain instructions, then the proxy holders will vote the shares (1) “FOR” the election of each of the director nominees listed on the card; (2) “FOR” ratifying the appointment of CBIZ CPAs P.C. as the Company’s independent public accountants for the year ending December 31, 2026; (3) “FOR” the non-binding advisory resolution supporting the compensation of our Named Executive Officers; and (4) in their discretion, on any other business that may properly come before the meeting.

Broker Non-Votes

Under the rules that govern brokers and nominees who have record ownership of shares that are held in “street name” for accountholders (who are the beneficial owners of the shares), a broker non-vote occurs when a shareholder who holds his or her shares through a broker and the broker does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Broker non-votes count for quorum purposes, but not for voting purposes. It is important that you instruct your broker how to vote shares held by you in street name using the voting instruction form provided by your broker. At the Annual Meeting, only the ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (Proposal 2) is considered a “routine” matter. Accordingly, brokers and nominees will not have discretionary authority to vote on: the election of directors to our Board (Proposal 1); and the non-binding advisory resolution supporting the compensation of the Company’s named executive officers (Proposal 3).

Quorum and Votes Required

A majority of the outstanding shares of common stock entitled to vote represented at the Annual Meeting presented virtually or represented by proxy constitutes a quorum. For Proposal 1, directors are elected by a plurality of the votes cast on a “FOR” or “WITHOLD AUTHORITY” basis. For Proposals 2 and 3, only votes “FOR” or “AGAINST” will have an effect on those proposals. Abstentions and broker non-votes will count towards the quorum, but not for voting purposes.

Directors are elected by a plurality of the votes cast, so the five (5) nominees receiving the most votes will be elected (Proposal 1). Shareholders who do not wish to vote for one or more of the individual nominees may “WITHHOLD AUTHORITY” as directed in the proxy card.

The proposal to ratify the appointment of the independent auditor for the year ending December 31, 2026 (Proposal 2) requires the affirmative vote of the holders of a majority of votes cast at the Annual Meeting by holders of shares entitled to vote thereon (a majority of votes cast means that the number of votes cast “FOR” a proposal must exceed the number of votes cast “AGAINST” that proposal).

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The proposal to approve the non-binding advisory resolution supporting the compensation of our named executive officers (Proposal 3) requires the affirmative vote of the holders of a majority of votes cast at the Annual Meeting by holders of shares entitled to vote thereon.

Abstentions and broker non-votes are counted to determine whether a quorum is present at the Annual Meeting but are not counted as a vote in favor of or against a particular matter.

Voting Rights, Shares Outstanding and Votes Per Share

Holders of common stock at the close of business on the record date of September 16, 2026, are entitled to vote at the Annual Meeting.

As of the close of business on September 16, 2026, there were 6,951,203 shares of common stock outstanding.

Each share of common stock is entitled to one vote on each matter submitted to the Shareholders at the Annual Meeting. There is no cumulative voting.

No Dissenter’s Rights

Shareholders are not entitled to dissenter’s rights of appraisal with respect to the proposals being voted on.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to Shareholders may have been sent to multiple Shareholders in your household. The Company will promptly deliver a separate copy of either document to you if you contact the Secretary at the following address or telephone number: CVD Equipment Corporation, 355 South Technology Drive, Central Islip, NY 11722; telephone: (631) 981-7081. In addition, copies of both documents may be obtained from our website www.cvdequipment.com (click on the proxy statement link or at www.cvdproxy.com). If you want to receive separate copies of the proxy statement or the annual report to Shareholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or telephone number.

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PROPOSAL 1: ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

Upon the recommendation of the Nominating, Governance, and Compliance Committee, the Board has nominated Lawrence J. Waldman, Andrew Africk, Robert M. Brill, Ashraf Lotfi and Debra Wasser to stand for re-election to the Board at the Annual Meeting to serve until the next Annual Meeting or Special Meeting of Shareholders at which a new Board of Directors is elected and until their successors shall have been elected and qualified. On September 3, 2026, the Board of Directors and Emmanuel Lakios mutually agreed that Mr. Lakios would conclude his employment as President and Chief Executive Officer of the Company and would no longer serve as a member of the Company’s Board of Directors, effective immediately. See “Information Regarding Executive Officers and Directors” for biographical information as to each nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE FIVE NOMINEES PROPOSED BY THE NOMINATING, GOVERNANCE AND COMPLIANCE COMMITTEE OF THE BOARD OF DIRECTORS.

Information Regarding our Board of Directors

Our Certificate of Incorporation and Bylaws provide for our Company to be managed by or under the direction of the Board of Directors. Under our Certificate of Incorporation and Bylaws, the number of directors shall not be less than five (5) nor more than eleven (11), as fixed from time to time by the Board of Directors. Our Board of Directors currently consists of five (5) directors, all of whom have been determined to be “independent” as defined by the applicable rules of The NASDAQ Stock Market LLC (“NASDAQ”). These “independent” directors are Messrs. Waldman, Africk, Brill, and Lotfi, and Ms. Wasser. Consistent with the requirements of NASDAQ, we require that a majority of our Board of Directors be “independent” directors. The Company’s common stock is listed on the NASDAQ Capital Market under the trading symbol “CVV”. The Company is a “smaller reporting company” within the meaning of Item 10(f)(1) of Regulation S-K.

The primary responsibilities of our Board of Directors are to provide oversight, strategic guidance, counseling and direction to our management. Our Board of Directors meets on a regular basis and additionally as required. Written or electronic materials are distributed in advance of meetings as a general rule and our Board of Directors schedules meetings with, and presentations from, members of our senior management on a regular basis and as may be required from time to time.

Directors are elected at the Annual Meeting and hold office until our next Annual Meeting and until their successors are elected and qualified. Officers are appointed by the Board of Directors and serve at the pleasure of the Board of Directors.

The Board of Directors held eight (8) meetings during the 2025 fiscal year and each director attended at least 75% of the meetings of the Board of Directors and of the committees on which they served. We encourage all members of the Board of Directors to attend the Annual Meetings; however, there is no formal policy as to their attendance. At last year’s Annual Meeting of Shareholders, all of the members of the Board of Directors attended the meeting.

Director Service on Other Boards

Lawrence J. Waldman has been a member of the board of directors of Comtech Telecommunications Corporation since August 2015 and Lead Independent Director from December 2021 to March 2024. He serves as the chairperson of Comtech’s Audit Committee. Mr. Waldman is a member of the board of directors and Lead Independent Director and Audit Committee Chairperson at Apyx Medical Corporation.

Legal Proceedings Involving Directors

There were no legal proceedings required to be disclosed here under involving the nominees to the Board of Directors in the past ten years.

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Board Leadership

In January 2021, the Board appointed Lawrence J. Waldman to serve as the Chairman, which separated the positions of Chairman and CEO.

Our Corporate Governance practices contain several features which we believe will ensure that the Board maintains effective and independent oversight of management, including the following:

●	Executive sessions without management and non-independent directors present are a standing Board agenda item.

●	Executive sessions of the independent directors are held at any time requested by an independent director and, in any event, are held in connection with at least 100% of regularly scheduled Board meetings.

●	All Board committee members are independent directors. The committee chairs have the authority to hold executive sessions with management and non-independent directors present.

While our Board has no formal policy with respect to separation of the positions of Chairman and CEO or with respect to whether the Chairman should be a member of management or an independent director, we believe that the appointment of Mr. Waldman as Chairman properly facilitates better communication between the Independent Directors on the one hand and members of management on the other hand and leads to improved oversight and discussions by the Board as a whole. The Acting Chief Executive Officer of the Company, Warren Cheesman, is tasked with the responsibility of implementing our corporate strategy. We believe he is best suited for leading discussions with input from the Chairman, at the Board level, regarding performance relative to our corporate strategy and this discussion accounts for a significant portion of the time devoted at the Board meetings.

Risk Management Oversight

Our management is responsible for defining the various risks facing the Company, formulating risk management policies and procedures, and managing our risk exposures on a day-to-day basis. The Board’s responsibility is to monitor our risk management processes concerning our material risks and evaluating whether management has reasonable controls in place to address the material risks. The Board has played, and continues to play, a very active role in providing on-going oversight to management in identifying and managing the material risks we face.

While the Board periodically reviews and discusses the overall risks we face, as well as risk management and mitigation in the context of specific plans or projects being proposed or implemented, the Board also exercises its overall responsibility for risk oversight through its committees. The Audit Committee of the Board is primarily responsible for overseeing management’s processes for managing financial and operational risk in the Company. The Audit Committee also has primary responsibility at the Board level with respect to overseeing the management of risks relating to the reliability of our financial reporting processes and system of internal controls. In connection with that responsibility, the Audit Committee has sole authority to retain and terminate the independent registered public accounting firm and is directly responsible for the compensation and oversight of the work of the independent registered public accounting firm. The Audit Committee meets with management and the independent registered public accounting firm to review and discuss the annual audited and quarterly unaudited financial statements and reviews the integrity of our accounting and financial reporting processes and audits of our financial statements.

Similarly, the Compensation Committee of the Board oversees risks associated with its areas of responsibility, including the risks associated with our compensation programs, policies and practices with respect to both executive compensation, non-employee director compensation, and compensation generally. The Nominating, Governance and Compliance Committee of the Board oversees the director nomination process, qualifications of director candidates, and risks associated with the nomination of members of the Board and committees thereof and periodically analyzes corporate governance practices in order to assist the Board in its risk oversight activities.

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INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTOR NOMINEES

The following table sets forth the names, ages and positions within the Company of each of our director nominees and executive officers as of September 16, 2026.

Name	Age	Position(s) with the Company

Lawrence J. Waldman	79	Chairman of the Board of Directors, Chairman-Audit Committee and Director

Andrew Africk	59	Director

Robert M. Brill	79	Chairman Nominating, Governance and Compliance Committee and Director

Ashraf Lotfi	65	Chairman-Compensation Committee and Director

Debra Wasser	62	Director

Warren D. Cheesman	54	Acting Chief Executive Officer

Richard Catalano	66	Chief Financial Officer, Executive Vice President and Secretary

Jeffrey A. Brogan	56	Vice President Sales and Marketing

Maxim S. Shatalov	55	Vice President of Engineering and Technology

Business Experience:

The principal occupation and business experience of each of the director nominees and executive officers are as follows:

Lawrence J. Waldman

Biography

Lawrence J. Waldman was appointed a member of the Board of Directors on October 5, 2016 and currently serves as Chairman of the Board and Chairman of the Audit Committee. Mr. Waldman has over 40 years of experience in public accounting.

Mr. Waldman has been a member of the board of directors of Comtech Telecommunications Corporation since August 2015 and Lead Independent Director from December 2021 through March 2024. He serves as the chairperson of Comtech’s Audit Committee. Mr. Waldman is a member of the board of directors and Lead Independent Director and Audit Committee Chairperson at APYX Medical Corporation, a Nasdaq-listed advanced energy medical technology company. Mr. Waldman has served as a Senior Advisor at First Long Island Investors, LLC since 2016 and was previously an Advisor to the accounting firm of EisnerAmper LLP following his role as Partner-in-Charge of Commercial Audit Practice Development for Long Island. Mr. Waldman served as the Managing Partner of the Long Island office of KPMG LLP from 1994 through 2006, the accounting firm where he began his career in 1972. During his tenure at KPMG, Mr. Waldman served as audit partner to a number of public and privately held technology companies.

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Mr. Waldman is currently Chairman of the Board of Directors of the Long Island Association and a member of the boards of directors of the Long Island Angel Network and the Advanced Energy Research Center at Stony Brook University. Through October 21, 2018, Mr. Waldman was a member of the board of directors of Northstar/RXR Metro Income, Inc., an SEC registered non-traded real estate investment trust.

Mr. Waldman was Chairman of the Supervisory Committee of Bethpage Federal Credit Union and previously served as the Chairman of the Audit Committee of the State University of New York’s (“SUNY”) Board of Trustees, the largest state university system in the United States. Mr. Waldman previously served as Chairman of the Audit and Finance Committee Board of Trustees of the Long Island Power Authority (“LIPA”), the second largest government utility in the United States, and as the Chairman of the Board. Mr. Waldman also served as an adjunct professor at Hofstra University, teaching graduate courses in advanced accounting theory and advanced auditing. Mr. Waldman is a certified public accountant in New York State. He is a member of the American Institute of Certified Public Accountants and the New York State Society of CPAs. Mr. Waldman holds a Bachelor of Science and a Master of Business Administration from Hofstra University in Hempstead, New York.

Director Qualifications

Mr. Waldman is qualified to serve as a director and Audit Committee Chairman because of his significant experience leading public company boards, his extensive relevant industry and financial and accounting expertise.

Andrew Africk

Biography

Andrew Africk was appointed as a member of the Board of Directors on May 28, 2024. Mr. Africk is the founder of Searay Capital LLC, a private investment company. Mr. Africk established Searay Capital in July 2013 after 21 years leading private equity and capital markets investments for Apollo Global Management. As a Senior Partner at Apollo, Mr. Africk was responsible for investments in technology and communications, and he has 30 years of experience financing, analyzing and investing in public and private companies. In the last five years, Mr. Africk has served on the board of directors of ADT Inc., which provides residential and commercial security systems and services. Additionally, Mr. Africk serves on the Board of Advisors of the University of Pennsylvania School of Engineering and Applied Science. Mr. Africk graduated from UCLA with a B.A. in Economics, from the University of Pennsylvania Law School with a J.D., and from the University of Pennsylvania’s Wharton School of Business with an MBA.

Director Qualifications

Mr. Africk has extensive board experience including previously serving on the board of directors of ADT Inc., and numerous boards of technology companies while a Senior Partner at Apollo.

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Robert M. Brill

Biography

Dr. Robert M. Brill was appointed as Director of the Company on March 5, 2021. Dr. Brill was co-founder and managing partner of Newlight Management from 1997 to 2019, which managed venture capital funds that focused on early-stage technology companies. Prior to co-founding Newlight, Dr. Brill was a general partner of Poly Ventures, a Long Island-based venture capital fund. Dr. Brill is a member of the Board of Directors of the Long Island Angel Network and one private company. Dr. Brill has also previously served on the Board of Directors of multiple public and private companies. Dr. Brill has been the CEO of both public and private companies. Dr. Brill served as General Manager of Harris Corporation’s CMOS Semiconductor Division. He also held various technical and management positions at IBM’s semiconductor operation. Dr. Brill holds a Ph.D. in nuclear physics from Brown University and a B.A. and a B.S. in Engineering Physics from Lehigh University. Dr. Brill had previously served on the Company’s Board from April 2018 until October 2019.

Director Qualifications

Dr. Brill’s prior service on the Board of Directors and prior service on the boards of other companies, together with his extensive experience as an investor and in the semiconductor industry gives him a broad base of business and financial experience and provides a valuable resource to the Board of Directors and Executive Management.

Ashraf Lotfi

Biography

Dr. Ashraf Lotfi is currently a venture partner with Deep Sciences Ventures and serves on the board of Lotus Microsystems, ApS, Xonia Ltd., HyperCIM Ltd. Dr. Lotfi previously served as Vice President and a Fellow at Intel Corporation. Prior to Intel, he was Power Chief Technology Officer for Altera Corporation serving its Enpirion Power Business as well as the broader Field Programmable Gate Array community. Altera was acquired by Intel in 2015. Prior to Altera, he served as President and Chief Executive Officer of Enpirion, Inc., which he founded in 2002.

From Enpirion’s inception, Dr. Lotfi led its strategic direction with a unique industry-first vision to create the ultimate power converter-on-chip creating ubiquitous DC-DC conversion at the silicon level. In 2013, he led Enpirion’s merger into Altera to realize his vision of highly integrated power management closely coupled to leading-edge digital silicon loads. Prior to founding Enpirion, he was Director of Advanced Power Research at Bell Laboratories.

Dr. Lotfi has a B.S. in Electrical Engineering from Cairo University and an M.S. and Ph.D. in Electrical Engineering from Virginia Tech.

Dr. Lotfi currently serves on the boards of Lotus Microsystems ApS, Xonai Ltd., HyperCIM Ltd. and his extensive experience in high power electronics provide a valuable resource to the Board of Directors and Executive Management.

Director Qualifications

Dr. Lotfi’s prior extensive experience serving the semiconductor industry and his experience with power electronics provides a valuable resource to the Board of Directors and Executive Management.

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Debra Wasser

Biography

Debra Wasser was elected as a member of the Board of Directors on July 13, 2023. Ms. Wasser currently serves as Vice President of Investor Relations for Etsy, Inc. (NYSE: ETSY), the global marketplace for unique and creative goods. She is responsible for Etsy’s external shareholder relationships, with a focus on corporate and financial reporting, driving increased analyst coverage and investor connectivity, effective corporate messaging, strategic investor targeting, and governance engagement with the financial community. Ms. Wasser has led investor and broad internal and external communications strategies on multiple financial transactions and offerings, and a host of product and technology launches and marketing initiatives.

Prior to joining Etsy in April 2018, Ms. Wasser led Edelman’s Investor Relations practice in the U.S. and advised boards of directors and senior managements of public companies on strategic communications including investor relations, financial and corporate public relations, transaction communications, crisis communications and leadership positioning.

Prior to joining Edelman in 2015, Ms. Wasser was Senior Vice President, Investor Relations & Corporate Communications for semiconductor equipment provider Veeco Instruments, Inc. (Nasdaq: VECO) for over 15 years. While at Veeco, Ms. Wasser created and implemented a global investor relations program to raise visibility and deepen ownership to reflect business trends. She led effective communications strategy through positive periods of growth, over a dozen merger and acquisition transactions, a highly successful secondary equity offering, and new market opportunities.

Prior to joining Veeco, Ms. Wasser was Vice President of Dewe Rogerson Inc. where she ran the firm’s U.S. investor relations client base, focused on healthcare/biotech, high-tech, consumer products, financial services, publishing, and general industry. During her tenure at the firm, Ms. Wasser served clients across the globe and helped grow the firm from four to 80 employees. Ms. Wasser has a B.S. in Communications and Business from The State University of New York at Albany.

Director Qualifications

Ms. Wasser has provided business and communications advice to Boards of Directors of publicly traded and privately held companies for over three decades. She has served on the Board of Directors of NIRI, the Association of Investor Relations Professionals, including the maximum service of four years on the National Chapter Board, as well as earlier as a Board member of the organization’s New York Chapter.

Warren D. Cheesman

Warren D. Cheesman was appointed Acting Chief Executive Officer of CVD Equipment Corporation on September 3, 2026. He joined CVD in October 2022 as Vice President of Manufacturing Operations, bringing more than 30 years of leadership experience in the semiconductor, medical device, and defense equipment industries. Mr. Cheesman has held roles of increasing responsibility in engineering, operations, quality and strategic sourcing, at equipment manufacturers including Veeco Instruments, Air Techniques, and Kongsberg Defense & Aerospace. Mr. Cheesman provides strategic leadership across all divisions related to manufacturing, quality, and continuous improvement initiatives, with emphasis on process improvement, lean manufacturing, risk management, and collaboration. He holds two Master of Science degrees from Stony Brook University in Technology Management and Materials Science & Engineering, and a Bachelor of Science degree in Mechanical Engineering from Virginia Tech. His academic and professional experience is also complemented by a Six Sigma Black Belt certification.

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Richard A. Catalano

Richard A. Catalano was appointed as the Company’s Executive Vice President and Chief Financial Officer effective as of August 30, 2022. Mr. Catalano began his career at KPMG LLP and became an audit partner in 1993. Throughout his over 35 years as an audit professional at KPMG LLP, Mr. Catalano advised a diverse array of clients through private equity financed transactions, merger-related accounting, and filings with the U.S. Securities and Exchange Commission. During the latter part of his tenure, Mr. Catalano served as the leader of KPMG LLP’s Metro New York Healthcare and Life Sciences Practice and then co-led KPMG’s Global Audit Methodology Group. Mr. Catalano is a Certified Public Accountant in New York State and received a Bachelor of Business Administration in accounting from Hofstra University.

Jeffrey A. Brogan

Dr. Jeffrey A. Brogan was appointed as Vice President Sales and Marketing for the Company on March 23, 2021. Previously he was Director of Sales and Marketing for CVD Materials Corporation since November 2017 with General Management responsibilities of CVD MesoScribe Technologies Corporation. Dr. Brogan served as the President and CEO of MesoScribe Technologies, Inc., spearheading its sale to CVD in 2017. He has over 25 years of experience serving aerospace and defense industries with expertise in strategic sales & marketing, technology management, and advanced Research & Development. He received his Ph.D. in Materials Science and Engineering from Stony Brook University.

Maxim S. Shatalov

Dr. Maxim S. Shatalov was appointed Vice President of Engineering and Technology in April 2018. Prior to CVD, Mr. Shatalov was employed by Sensor Electronic Technology Inc. (SETi), a LED company where he held multiple technical and management positions from 2006 through 2018. In 2017, Dr. Shatalov became Vice President of Technology responsible for UV LED technology and LED application development at SETi. Dr. Shatalov has over twenty years of experience in semiconductor research and devices and holds more than 170 U.S. patents.

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COMMITTEES OF OUR BOARD OF DIRECTORS

We maintain a standing Audit Committee, Compensation Committee, and Nominating, Governance and Compliance Committee.

Audit Committee. The Audit Committee assists the full Board of Directors in its general oversight of our financial reporting, internal controls, and audit functions, and is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. The Audit Committee reviews and discusses with management and our independent accountants the annual audited and quarterly financial statements, reviews the integrity of the financial reporting processes, both internal and external, reviews the qualifications, performance and independence of our independent accountants and prepares the Audit Committee Report included in this Proxy Statement in accordance with rules and regulations of the Securities and Exchange Commission. The Audit Committee Charter gives the Audit Committee broad discretion in conducting investigations relating to, among other things, financial integrity, risk management and internal controls and has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

Our Audit Committee presently consists of three independent members of the Board of Directors, Lawrence J. Waldman (Chairperson), Robert M. Brill and Debra Wasser. As a smaller reporting company, we are required to have at least two independent members comprising our Audit Committee in accordance with Rule 10A-3 of the Securities Exchange Act of 1934 and the rules of the NASDAQ Capital Market. Our Board of Directors has determined that Messrs. Waldman, Brill, and Ms. Wasser are “independent” under Rule 10A-3(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable rules of NASDAQ. Mr. Waldman qualifies as a “financial expert” (as defined in Item 407(d)(5) of Regulation S-K promulgated under the Exchange Act), for the Committee.

The Audit Committee meets as often as it determines necessary but not less frequently than once every fiscal quarter. During the fiscal year ended December 31, 2025, the Audit Committee held four (4) meetings. All of the committee members attended at least 75% of such meetings. A copy of the Audit Committee Charter is available on the Company’s website at www.cvdequipment.com and will be provided to any person, without charge, upon written request to the Company’s address to the attention of the Secretary.

Compensation Committee. The Compensation Committee currently consists of Ashraf Lotfi (Chairperson), Andrew Africk and Lawrence J. Waldman. The Compensation Committee has broad discretion in determining the persons to whom equity incentives are to be granted and the terms and conditions of such awards, including the type of award, the exercise price, term, restrictions and forfeiture conditions. The Committee also reviews, approves and makes recommendations regarding our compensation policies, practices and procedures. With respect to executive officer compensation, the Compensation Committee receives recommendations and information from senior management.

During fiscal 2025, Emmanuel Lakios, the Company’s then President and Chief Executive Officer, and the Compensation Committee reviewed the performance of the Company’s executive officers and Mr. Lakios participated in Committee deliberations regarding the compensation of executive officers and senior management. Mr. Lakios did not participate in the review or deliberations regarding his own compensation. Management provides the Committee with recommendations, data and information regarding the compensation of the Company’s executive officers and senior management.

The Compensation Committee has the authority to select and retain compensation consultants, outside counsel and other advisors in its sole discretion and to approve their fees and other retention terms. All of the members of the Compensation Committee currently qualify as independent under the rules of NASDAQ. During the fiscal year ended December 31, 2025, the Compensation Committee held one (1) meeting. All of the committee members attended such meeting. The Compensation Committee utilized the services of a compensation consultant during the 2021 fiscal year.

A copy of the Compensation Committee Charter is available on the Company’s website at www.cvdequipment.com and will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary.

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Nominating, Governance and Compliance Committee. The Nominating, Governance and Compliance Committee presently consists of Robert M. Brill (Chairperson), Ashraf Lotfi and Debra Wasser. This Committee’s role is to make recommendations to the full Board of Directors as to the size and composition of the Board of Directors and to make recommendations as to particular nominees. All of the members of the Nominating, Governance and Compliance Committee currently qualify as independent under the rules of NASDAQ. During the fiscal year ended December 31, 2025, the Nominating, Governance and Compliance Committee held one (1) meeting, of which all of the committee members attended.

The Nominating, Governance and Compliance Committee may consider candidates recommended by shareholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Nominating Governance and Compliance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the shareholders. The Nominating, Governance and Compliance Committee annually reviews and makes recommendations to the Board regarding the composition and size of the Board so that the Board consists of members with the proper expertise, skills, attributes, and personal and professional backgrounds needed by the Board, consistent with applicable regulatory requirements.

The Nominating, Governance and Compliance Committee believes that all directors, including nominees, should possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of our shareholders. The Nominating, Governance and Compliance Committee will consider criteria including the nominee’s current or recent experience as a senior executive officer, whether the nominee is independent, as that term is defined in existing independence requirements of NASDAQ and the Securities and Exchange Commission, the business, scientific or engineering experience currently desired on the Board, geography, the nominee’s industry experience, and the nominee’s general ability to enhance the overall composition of the Board.

A copy of the Nominating, Governance and Compliance Committee Charter is available on the Company’s website at www.cvdequipment.com and will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary.

While our Nominating, Governance and Compliance Committee does not have a formal policy on Board diversity, it values diversity in director nominations. In recommending directors, the Board and the Committee consider the specific background and experience of the Board members and other personal attributes, including gender and racial diversity, in an effort to provide a diverse mix of capabilities, contributions and viewpoints which the Board believes enables it to function effectively as the Board of Directors of a company with our size and nature of business.

Meetings of Independent Directors. Members of the Board of Directors who are “independent” as defined in Rule 5605(a)(2) of the NASDAQ rules hold meetings periodically without persons who are members of management present. There were eight (8) meetings held during the fiscal year ended December 31, 2025.

Shareholder Communications

The Board of Directors provides a process by which shareholders may communicate with the Board, including our independent directors. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to any director or the entire Board of Directors of CVD Equipment Corporation, c/o Secretary, 355 South Technology Drive, Central Islip, NY 11722. All mail received at the above address that is addressed to the Board of Directors or any individual director will be relayed by the Company to the Board of Directors or individual director. On a periodic basis, all such communications will be compiled by the Secretary and submitted to the Board of Directors or the individual director whom the communications are addressed.

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Delinquent Section 16(a) Reports

The rules of the Securities and Exchange Commission require us to disclose late filings of reports of stock ownership and changes in stock ownership by our directors, officers and ten percent shareholders. To our knowledge, based solely on our review of (a) the copies of such reports and amendments thereto furnished to us and (b) written representations that no other reports were required, during our fiscal year ended December 31, 2025, all of the filings for our officers, directors and ten percent shareholders were made on a timely basis.

Code of Conduct and Ethics

The Board of Directors has adopted a Corporate Code of Conduct and Ethics, which applies to all directors, officers and employees, including the Company’s principal executive officer and principal financial officer. A copy of the Code of Conduct and Ethics is available on the Company’s website at www.cvdequipment.com and will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary.

Insider Trading Policy

The Company has adopted an insider trading policy that governs the purchase, sale and/or other dispositions of our securities by our directors, officers and employees, as well as their immediate family members and others who may have access to material nonpublic information concerning the Company, and that is designed to promote compliance with insider trading laws, rules and regulations.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 16, 2026, information regarding the beneficial ownership of the Company’s common stock by (a) each person who is known to the Company to be the owner of more than five percent of the Company’s common stock, (b) each of the Company’s directors, (c) each of the named executive officers, (d) all directors and executive officers and executive employees as a group and (e) all owners of more than five percent of the Company’s common stock as a group. For purpose of this table, a person or group of persons is deemed to have beneficial ownership of any shares that such person has the right to acquire within 60 days of September 16, 2026.

Name and Address of Beneficial Owner (1)	Amounts and Nature of Beneficial Ownership (2)		Percent of Class (%)

Directors and Executive Officers:
Andrew Africk / ADA Partners, L.P.	1,317,615	(3)	19.0%
Lawrence J. Waldman	94,146	(5)	1.4%
Jeffrey A Brogan	50,769	(4)	*
Robert M. Brill	46,546	(5)	*
Maxim Shatalov	46,250	(4)	*
Richard A. Catalano	33,750	(4)	*
Ashraf Lotfi	28,736	(5)	*
Debra Wasser	28,231	(5)	*
Warren Cheesman	22,500	(4)	*
All directors and executive officers as a group (9 persons)	1,668,543		23.5%

* Less than 1% of the outstanding common stock or less than 1% of the voting power

(1)	The address of Messrs. Waldman, Brogan, Brill, Shatalov, Catalano, Lotfi, Cheesman. and Ms. Wasser is c/o CVD Equipment Corporation, 355 South Technology Drive, Central Islip, New York 11722. The address of Andrew Africk / ADA Partners is c/o Searay Capital, 111 West 67th Street, New York, NY 10023.

(2)	All of such shares are owned directly with sole voting and investment power, unless otherwise noted below.

(3)	ADA Partners, L.P. (Partners’) is the direct beneficial owner of the shares of common stock. The general partner of Partners is ADA Partners GP, LLC (GP’), of which Andrew Africk is the sole member and manager. Andrew Africk, as the sole member and manager of GP, may be deemed to beneficially own the shares of common stock beneficially owned by GP as a result of being the general partner of Partners. Africk disclaims beneficial ownership of the shares of common stock beneficially owned by GP, except to the extent of his pecuniary interest.

(4)	Includes outstanding options to purchase the following shares of our common stock that are either exercisable or will become exercisable within 60 days: Brogan – 46,250; Shatalov – 46,250; Catalano – 33,750; and Cheesman – 22,500. Does not include unvested options to purchase the following shares of our common stock: Brogan – 3,750; Shatalov – 3,750; Catalano – 11,250; and Cheesman – 7,500.

(5)	Does not include shares to be issued per Director compensation agreement related to the Annual Equity Retainer in the amount of $40,000, to be determined at the 2026 Annual Meeting of Shareholders. Mr. Waldman’s ownership includes 15,000 vested and exercisable options to purchase shares of common stock.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation of the Company’s named executive officers for the years ended December 31, 2025 and 2024.

Name and principal position	Year	Salary($)	Bonus ($) (1)	Option Awards ($) (2)	Stock Awards ($) (2)	All Other Compensation ($) (3)	Total ($)

Emmanuel Lakios (4)	2025	415,000	-	-	-	21,655	436,655
Former President and Chief Executive Officer	2024	415,000	-	-	-	20,744	435,744

Richard Catalano, Executive Vice President, Chief	2025	297,991	-	-	-	29,750	327,741
Financial Officer and Secretary	2024	283,800	-	-	-	26,772	310,572

Kevin Collins Vice President & General	2025	241,020	30,000	-	-	27,885	298,905
Manager – SDC (5)	2024	206,000	30,000	-	-	26,558	262,558

(1)	Reflects cash bonuses under the Company’s Management Bonus Plan. Bonuses listed for a particular year represent amounts earned with respect to such year even though all or part of such amounts have been paid during the following year.

(2)	These columns represent the grant date fair value of the stock awards as calculated in accordance with FASB ASC 718 (Stock Compensation). There were no stock options granted in 2025 or 2024 to the named executive officers.

(3)	All other compensation consists of i) 401(k) match in 2025 and 2024 of $10,500 and $10,350 for Emmanuel Lakios, $8,817 and $8,514 for Richard Catalano, and $7,828 and $6,630 for Kevin Collins, respectively; and ii) health, life and disability insurance premiums in 2025 and 2024 of $11,155 and $10,394 for Emmanuel Lakios, $20,933 and $18,258 for Richard Catalano and $20,057 and $19,928 for Kevin Collins.

(4)	On September 3, 2026, the Board of Directors and Mr. Lakios mutually agreed that Mr. Lakios would conclude his employment as President and Chief Executive Officer of the Company and would no longer serve as a member of the Company’s Board of Directors, effective immediately.

(5)	Kevin Collins served as Vice President and General Manager of our SDC business division from 1999 until April 1, 2026 at which time the Company sold the SDC business division to a third party.

Equity Awards

From time to time, we grant equity awards, including stock options, to our employees, including our named executive officers. Historically, we have typically granted new-hire option awards on, or within the calendar quarter of, a new hire’s employment start date and annual refresh employee option grants in the first quarter of each fiscal year, which refresh grants are typically approved at a regularly scheduled meeting of the Compensation Committee occurring in such quarter. Also, non-employee directors receive automatic grants of initial and annual stock option awards, at the time of a director’s initial appointment or election to the board and at the time of each annual meeting of our stockholders, respectively, pursuant to our non-employee director compensation policy, as further described under the heading, “Director Compensation” below.

We do not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. The Compensation Committee considers whether there is any material nonpublic information (“MNPI”) about our company when determining the timing of stock option grants and does not seek to time the award of stock options in relation to our public disclosure of MNPI. We have not timed the release of MNPI for the purpose of affecting the value of executive compensation. During fiscal 2025 and 2024, the Company did not grant any equity awards to its named executive officers.

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Outstanding Equity Awards at December 31, 2025

The following table sets forth the outstanding equity awards held by our named executive officers as of December 31, 2025.

	OPTION AWARDS				STOCK AWARDS
Name	Number of Securities Underlying Options Exercisable	Number of Securities Options Unexercisable	Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested	Equity Incentive Plan Awards: Number of unearned shares or units that not vested	Equity Incentive Plan Awards: Market or payout value of unearned shares or units that have not vested
Emmanuel Lakios	37,500	37,500	$14.11	3/23/2033	-	-	-	$-
	56,250	18,750	$5.02	8/17/2032
	100,000	-	$4.26	6/1/2031
	100,000	-	$10.30	2/6/2027

Richard Catalano	12,500	12,500	$14.11	3/23/2033	-	-	-	$-
	15,000	5,000	$5.42	8/30/2032

Kevin Collins	7,500	7,500	$14.11	3/23/2033	-	-	-	$-
	11,250	3,750	$5.02	8/17/2032
	10,000	-	$4.01	7/15/2031

Pay Versus Performance Disclosure

Pursuant to the Exchange Act, we are required to disclose in this proxy statement certain information comparing the total compensation of our Chief Executive Officer (our “CEO”) and the average total compensation of our other named executive officers (whom we also refer to below as our “NEOs”), in each case both as reported in the Summary Compensation Table presented in this proxy statement and as “compensation actually paid” to such named executive officers as determined pursuant to applicable SEC rules, to the Company’s performance as presented in the table below.

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Fiscal Year	Summary Compensation Table Total for CEO (1)	Compensation Actually Paid to CEO (1)(2)	Average Summary Compensation Table Total For Other NEOs (1)	Average Compensation Actually Paid to Other NEOs (1)(2)	Value of Initial $100 Investment Based on Total Shareholder Return	Net Income (Loss) ($ Thousands)

2025	$436,655	$308,837	$313,323	$289,198	$83.74	$(1,585)
2024	$435,744	$399,458	$286,565	$280,370	$104.76	$(1,898)
2023	$1,108,112	$465,135	$459,456	$298,711	$120.05	$(4,180)

(1)	The PEO for each year included in the table was Emmanuel Lakios, President and Chief Executive Officer. The non-PEO NEOs included in the averages for each year were Richard Catalano and Kevin Collins.

(2)	SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine “compensation actually paid” as reported in the Pay versus Performance table. “Compensation Actually Paid” does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. In general, “compensation actually paid” is calculated as Summary Compensation Table total compensation adjusted to include the fair market value of equity awards as of the last day of the applicable fiscal year or, if earlier, the vesting date (rather than the grant date). Our NEOs do not participate in a defined benefit plan so no adjustment for pension benefits is included in the table below. The following table details these adjustments to compensation as reported in the Summary Compensation Table:

	CEO
	2025	2024	2023

Summary Compensation Table Total	$436,655	$435,744	$1,108,112
Less: Grant date fair value of equity awards	-	-	(699,990)
Plus: Year-end fair value of equity awards granted in the year	-	-	133,646
Plus: Fair value as of vesting date of equity awards granted and vested in the year	-	-	-
Plus/Minus: Change in fair value of unvested equity awards granted in prior years	(54,674)	(25,485)	(105,562)
Plus/Minus: Change in fair value of equity awards from prior years that vested in the year	(73,144)	(10,801)	28,929
Minus: Fair value of equity awards from prior year that were forfeited in the year	-	-	-
Compensation Actually Paid	$308,837	$399,458	$465,135

	Average of Other NEOs
	2025	2024	2023

Summary Compensation Table Total	$313,323	$286,565	$459,456
Less: Grant date fair value of equity awards	-	-	(186,664)
Plus: Year-end fair value of equity awards granted in the year	-	-	35,639
Plus: Fair value as of vesting date of equity awards granted and vested in the year	-	-	-
Plus/Minus: Change in fair value of unvested equity awards granted in prior years	(12,152)	(4,302)	(14,806)
Plus/Minus: Change in fair value of equity awards from prior years that vested in the year	(11,973)	(1,893)	5,086
Minus: Fair value of equity awards from prior year that were forfeited in the year	-	-	-
Compensation Actually Paid	$289,198	$280,370	$298,711

All stock option valuations included in Compensation Actually Paid values were performed using the Black-Scholes option pricing model in a manner consistent with the process used to determine stock option grant date fair value.

Clawback Policy

In compliance with NASDAQ listing standards and Section 10D of the Exchange Act, the Board adopted an Executive Compensation Clawback Policy, effective October 2, 2023. This Policy applies to the Company’s current and former executive officers, as determined by the Board in accordance with Section 10D of the Exchange Act and the NASDAQ listing standards, and such other senior executives/employees who may from time to time be deemed subject to the Policy by the Compensation Committee. Under the policy, in the event that we are required to prepare a restatement of our previously issued financial statements due to our material noncompliance with any financial reporting requirement under securities laws, we are required to recover (subject to certain limited exceptions described in the Executive Compensation Clawback Policy and permitted under the final clawback rules) any cash and/or equity incentive-based compensation received by any current or former executive officer after the effective date of the Executive Compensation Clawback Policy and in the three years prior to the date we are required to restate our financial statements that is in excess of the amount that would have been received based on the restated financial statements.

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Director Compensation

The following table details fiscal 2025 compensation paid to our non-employee directors.

	Fees Earned or	Option	Restricted Stock
Name	Paid in Cash	Awards	Awards (1)	Total

Lawrence J. Waldman	$113,000	-	$40,000	$153,000
Robert M. Brill	50,000	-	40,000	90,000
Ashraf Lotfi	50,000	-	40,000	90,000
Andrew Africk	40,000	-	40,000	80,000
Debra Wasser	40,000	-	40,000	80,000

(1)	On October 11, 2021, the Board of Directors, following the recommendation of the Board’s Compensation Committee, unanimously approved a director compensation plan, effective October 1, 2021 (the “Plan”). The Plan is based on the recommendations of an independent compensation consultant engaged by the Board’s Compensation Committee. Pursuant to the Plan, each director is entitled to Director Compensation, divided into the following pay components: (i) Annual Board Cash Compensation in the amount of $40,000 and (ii) an Annual Equity Retainer in the amount of $40,000, to be automatically granted on the date of the Company’s annual meeting of shareholders. Additionally, a director serving as a chairman for the Board’s Compensation Committee, Nominating & Governance Committee, or Strategic Planning Committee is entitled to Chair Compensation in the amount of $10,000. The director serving as the chairman for the Board’s Audit Committee is entitled to Chair Compensation in the amount of $25,000. Furthermore, the director serving as the Non-Executive Chairman is entitled to Board Leadership Compensation in the amount of $48,000.

Equity Compensation Plans

The following table provides information about shares of our common stock that may be issued upon the exercise of options or the grant of restricted stock under all of our existing compensation plans as of December 31, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights (2)	Number of securities remaining available for future issuance

Equity compensation plans approved by security holders	803,875	$8.17	146,878

Equity compensation plans not approved by security holders	—	N/A	—

Total	803,875	$8.17	146,878

(1)	Reflects aggregate options and restricted stock awards outstanding under our 2007 Share Incentive Plan, 2016 Equity Incentive Plan, and 2022 Equity Incentive Plan (all as defined below).

(2)	Calculation is exclusive of the value of any unvested restricted stock awards.

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Our Stock Option Plans

The Company maintains three separate equity incentive plans.

2007 Share Incentive Plan. The 2007 Share Incentive Plan (the “2007 Plan”) covers key employees, officers, outside directors or third- party consultants to the Company or any of its affiliates. The 2007 Plan authorizes the grant and issuance of two different types of awards: options, which can qualify as “incentive stock options” under the Internal Revenue Code (the “Code”), or as “non-qualified stock options”, and restricted stock (“Restricted Stock”), which is stock that is contingent on an employee satisfying conditions, including without limitation continued employment, passage of time or satisfaction of performance criteria. Options may be awarded by the Compensation Committee, although the Board of Directors may exercise any authority of the Committee under the 2007 Plan in lieu of the Committee’s exercise thereof. Under the 2007 Plan, an aggregate of 750,000 shares of our common stock are reserved for issuance or transfer upon the granting of Restricted Stock or upon the exercise of options which are granted. The purchase price of the common stock under each option granted under the 2007 Plan is established by the Board of Directors provided that the exercise price per share shall not be less than the closing price of the Company’s common stock on the date the option is granted. As of December 31, 2025, there were 120,000 options outstanding under this plan. The 2007 Plan terminated in December 2017. No further grants may be made under the 2007 Plan.

2016 Equity Incentive Plan. The 2016 Equity Incentive Plan (the “2016 Plan”) covers key employees, officers, outside directors or third-party consultants to the Company or any of its affiliates. The 2016 Plan authorizes the grant and issuance of two different types of awards: options, which can qualify as “incentive stock options” under the Internal Revenue Code, or as “non-qualified stock options”, and restricted stock, which is stock that is contingent on an employee satisfying conditions, including without limitation continued employment, passage of time or satisfaction of performance criteria. Options may be awarded by the Compensation Committee, although the Board of Directors may exercise any authority of the Committee under the 2016 Plan in lieu of the Committee’s exercise thereof. Under the 2016 Plan, an aggregate of 750,000 shares of our common stock are reserved for issuance or transfer upon the granting of Restricted Stock or upon the exercise of options which are granted. The purchase price of the common stock under each option granted under the 2016 Plan is established by the Board of Directors provided that the exercise price per share shall not be less than the closing price of the Company’s common stock on the date the option is granted. As of December 31, 2025, 48,698 remain available for grant and there were 420,375 options outstanding under this plan.

2022 Equity Incentive Plan. The 2022 Equity Incentive Plan (the “2022 Plan”) covers key employees, officers, outside directors or third-party consultants to the Company or any of its affiliates. The 2022 Plan authorizes the grant and issuance of two different types of awards: options, which can qualify as “incentive stock options” under the Internal Revenue Code, or as “non-qualified stock options”, and restricted stock, which is stock that is contingent on an employee satisfying conditions, including without limitation continued employment, passage of time or satisfaction of performance criteria. Options may be awarded by the Compensation Committee, although the Board of Directors may exercise any authority of the Committee under the 2022 Plan in lieu of the Committee’s exercise thereof.

Under the 2022 Plan, an aggregate of 515,000 shares of our common stock are reserved for issuance or transfer upon the granting of Restricted Stock or upon the exercise of options which are granted. The purchase price of the common stock under each option granted under the 2022 Plan is established by the Board of Directors provided that the exercise price per share shall not be less than the closing price of the Company’s common stock on the date the option is granted. As of December 31, 2025, 98,180 remain available for grant and there were 263,500 options outstanding under this plan.

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EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL OR OTHER ARRANGEMENTS

Emmanuel Lakios Employment Agreement

In connection with Emmanuel Lakios’ departure effective September 3, 2026, the Company will continue to pay Mr. Lakios as required by his employment agreement (a) his base salary and employee benefits through October 2, 2026, and (b) during the subsequent nine-month period, his base salary and the employer portion of Mr. Lakios’ existing medical benefits, as further described below. Mr. Lakios’ annual base salary at the time of his separation was $415,000.

On June 1, 2021, the Company entered into an Employment Agreement with Emmanuel Lakios, the Company’s President and Chief Executive Officer (the “Lakios Agreement”). The term of Mr. Lakios’ employment under the Lakios Agreement commenced as of the effective date thereof and continued until terminated in accordance with the terms of the Lakios Agreement. Under the Lakios Agreement, Mr. Lakios received an initial annual base salary of $288,000, that was reviewed from time to time and could be increased, but not decreased, by the Compensation Committee of the Board of Directors (the “Committee”) in its sole and exclusive discretion. Mr. Lakios was entitled to participate in any bonus or incentive plan available to the Company’s senior executives generally, on such terms as the Committee may determine in its discretion.

In the event of the termination of the Lakios Agreement and Mr. Lakios’ employment thereunder, Mr. Lakios or his estate (in the event of his death) would be entitled to (A) receive any unpaid base salary earned and accrued under the Lakios Agreement prior to the date of termination (and reimbursement for expenses incurred prior to the date of termination), (B) indemnification in accordance with any applicable indemnification plan, program, corporate governance document or other arrangement, and any vested rights pursuant to any insurance plan, benefit plan or retirement plan, and, except in the event of Mr. Lakios’ termination by the Company for Cause (as defined in the Lakios Agreement, (C) treatment of his stock option grants in accordance with the terms of the applicable plan and award agreement.

In the event Mr. Lakios’ employment had been terminated as a result of death or disability, Mr. Lakios would have been entitled to receive a pro rata bonus payment under the Company’s bonus Plan for the year of termination, if applicable. In the event Mr. Lakios’ employment had been terminated by the Company for Cause, Mr. Lakios’ stock option grants, whether vested or unvested, would have immediately terminated and be null and void.

In the event Mr. Lakios’ employment was terminated by the Company without Cause, or by Mr. Lakios for Good Reason (as defined in the Lakios Agreement), Mr. Lakios shall also be entitled to (A) a pro rata bonus for the year of termination, and (B) continued payment of his base salary and the Company’s portion of Mr. Lakios’ then existing medical benefits for the nine (9) month period following the date of termination.

The Lakios Agreement contains customary non-competition, non-solicitation, and confidentiality provisions in favor of the Company. Other than as set forth above, there are no arrangements for compensation of directors or Named Executive Officers and there are no employment contracts between the Company and its directors or any change in control arrangements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our policy is that employees, non-employees, and third parties must obtain authorization from the appropriate department executive manager, for any business relationship or proposed business transaction in which they or an immediate family member has a direct or indirect interest, or from which they or an immediate family member may derive a personal benefit (a “related party transaction”). The maximum dollar amount of related party transactions that may be approved as described above in this paragraph in any calendar year is $120,000. Any related party transactions that would bring the total value of such transactions to greater than $120,000 must be referred to the Audit Committee to determine the procedure for approval, and then have the recommendations presented to the Board of Directors for approval. There were no reportable related-party transactions during fiscal 2025.

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PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed CBIZ CPAs P.C. as the Company’s independent registered public accounting firm (“independent auditor”) for the fiscal year ending December 31, 2026. The submission of the appointment of CBIZ CPAs P.C. is not required by law or by the Company’s Bylaws and is non-binding. However, the Board of Directors is nevertheless submitting this proposal to the shareholders as a matter of good corporate practice. If the shareholders do not ratify the appointment, the selection of CBIZ CPAs P.C. will be reconsidered by the Audit Committee. Even if CBIZ CPAs P.C. is ratified by the shareholders, the Audit Committee may, in its discretion, direct the appointment of a different independent auditor at any time during the year if they determine that doing so is in the best interests of the Company and its shareholders. If CBIZ CPAs P.C. declines to accept or become incapable of accepting its appointment, or if its appointment is otherwise discontinued, the Audit Committee will appoint another independent auditor. Previously, CBIZ CPAs P.C. (including its predecessor Marcum LLP) has served as the Company’s independent auditor since September 20, 2019. The Board of Directors expects that a representative of CBIZ CPAs P.C. will be present virtually at the Annual Meeting and will have the opportunity to make a statement if they desire and respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2 TO RATIFY THE APPOINTMENT OF CBIZ CPAs P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026.

Audit and Non-Audit Fees

The following presents fees for professional audit services rendered by CBIZ CPAs P.C., for the years ended December 31, 2025 and Marcum LLP, the Company’s independent registered public accounting firm for the year ended December 31, 2024.

	Year Ended	Year Ended
	December 31, 2025	December 31, 2024
Audit fees (1)	$237,300	$224,025
Audit-related fees (2)	29,400	25,750
All other fees	-	-
Total fees	$266,700	$249,775

(1)	Consisted of the review of the first three quarters and year-end audit of the Company’s consolidated financial statements.
(2)	Consisted of the audits of the Company’s defined contribution 401(k) plan.

Pre-Approval Policy

The Company pre-approved all of the above described audit and non-audit services provided by CBIZ CPAs P.C. and has pre-approved similar services to be rendered during fiscal year 2026. The Audit Committee believes the rendering of these services is not incompatible with CBIZ CPAs P.C. maintaining their independence.

REPORT OF THE AUDIT COMMITTEE

Our Audit Committee is composed of “independent” directors, as determined in accordance with Rule 10A-3 of the Securities Exchange Act of 1934. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

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The information contained in the “Audit Committee Report” is not to be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission (“SEC”), nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into such filings.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities by overseeing the accounting and financial reporting processes of CVD, the audits of CVD’s consolidated financial statements and internal control over financial reporting, the qualifications and performance of the independent registered public accounting firm engaged as CVD’s independent auditor, and the reporting process, including the system of internal controls. Management is responsible for the preparation, presentation and integrity of our financial statements as well as our financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. CBIZ CPAs P.C., the Company’s independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The following is the Audit Committee’s report submitted to the Board of Directors for 2025.

Audit Committee Report

The Audit Committee recognizes the importance of maintaining the independence of CVD’s independent auditor, both in fact and appearance. Each year, the Audit Committee evaluates the qualifications, performance and independence of CVD’s independent auditor and determines whether to re-engage the current independent auditor. Based on this evaluation, the Audit Committee has retained CBIZ CPAs P.C. as the Company’s independent auditor for 2026. Although the Audit Committee has the sole authority to appoint the independent auditor, the Audit Committee will continue to recommend that the Board ask the shareholders, at the Annual Meeting, to ratify the appointment of the independent auditor.

In fulfilling its responsibilities, the Audit Committee, among other things:

●	Reviewed and discussed the audited financial statements contained in the 2025 Annual Report on SEC Form 10-K with CVD’s management and with CBIZ CPAs P.C.

●	Discussed with CBIZ CPAs P.C. the matters required to be discussed by PCAOB Auditing Standard 1301, Communications with Audit Committees, as amended and adopted by the Public Company Accounting Oversight Board; and

●	Received written disclosures and the letter from CBIZ CPAs P.C. required by Public Company Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence,” and discussed with CBIZ CPAs P.C. its independence from CVD and its management.

In reliance on the reviews and discussion noted above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in CVD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.

The Audit Committee

Lawrence J. Waldman, Chairperson

Robert M. Brill, Member

Debra Wasser, Member

The foregoing Audit Committee Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

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PROPOSAL 3: APPROVAL OF NON-BINDING ADVISORY RESOLUTION SUPPORTING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

General

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Section 14A of the Securities Exchange Act of 1934, as amended, the Company is asking its shareholders to vote, on an advisory basis, to approve the compensation of its named executive officers as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to express their views on the compensation of the Company’s Named Executive Officers. For purposes of this Proxy Statement, the following Company executives are referred to collectively as the “named executive officers”: Emmanuel Lakios, Richard Catalano and Kevin Collins. Emmanuel Lakios ceased serving as the Company’s President and Chief Executive Officer and as a member of the Board of Directors effective September 3, 2026. Kevin Collins served as an executive officer throughout fiscal 2025 but ceased employment with the Company in connection with the sale of the SDC business division on April 1, 2026.

Compensation Program and Philosophy

Our executive compensation program is designed to attract, reward and retain key employees, including our Named Executive Officers, who are critical to the Company’s long-term success. Shareholders are urged to read the “Executive Compensation” section of this Proxy Statement for greater detail about the Company’s executive compensation programs, including information about the fiscal year 2025 compensation of the Named Executive Officers.

The Company is asking the shareholders to indicate their support for the compensation of the Company’s named executive officers as described in this Proxy Statement by voting in favor of the following resolution:

RESOLVED, that the shareholders approve the compensation of the Named Executive Officers of CVD Equipment Corporation, as disclosed in the “Executive Compensation” discussion, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2026 Annual Meeting of shareholders.

Even though this say-on-pay vote is advisory and therefore will not be binding on the Company, the Compensation Committee and the Board of Directors value the opinions of the Company’s shareholders. Accordingly, to the extent there is a significant vote against the compensation of the Named Executive Officers, the Board of Directors will consider shareholder concerns and the Compensation Committee will evaluate what actions, if any, may be necessary or appropriate to address those concerns. You may vote “for,” “against,” or “abstain” from the proposal to approve on an advisory basis the compensation of our Named Executive Officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL 3 SUPPORTING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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DEADLINE FOR SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Under Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in our proxy statement and for consideration at our next Annual Meeting of Shareholders. Shareholder proposals intended to be considered for inclusion in the proxy statement for presentation at the Company’s 2027 Annual Meeting of Shareholders must be received in writing at the Company’s offices at 355 South Technology Drive, Central Islip, New York 11722, no later than May 28, 2027 for inclusion in the Company’s proxy statement and proxy card relating to such meeting. Such proposals must comply with applicable SEC rules and regulations.

Our By-Laws contain advance notice procedures with respect to business proposed by shareholders to be brought before an annual meeting of shareholders and not included in the Company’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To propose business for consideration at the 2027 Annual Meeting of Shareholders, a shareholder must comply with the procedures set forth in our By-Laws. Written notice must be delivered to, or mailed and received by, the Secretary of the Company at our principal executive offices no earlier than April 28, 2027 and no later than May 28, 2027. However, if the 2027 Annual Meeting is held more than 30 days before or more than 30 days after the anniversary of the 2026 Annual Meeting, notice must be received by the Secretary no later than the close of business on the tenth day following the day on which notice of the date of the 2027 Annual Meeting is mailed to shareholders or public disclosure of the date of the 2027 Annual Meeting is first made, whichever occurs first. Shareholders are advised to review the Company’s By-Laws, which contain additional requirements regarding advance notice of shareholder proposals.

In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than September 6, 2027.

OTHER MATTERS

The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons appointed as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

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DOCUMENTS INCLUDED WITH THIS PROXY STATEMENT

WE ARE PROVIDING HEREWITH, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, FOR THE YEAR ENDED DECEMBER 31, 2025, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. IF ANY PERSON RECEIVES THIS PROXY STATEMENT WITHOUT THE FOREGOING DOCUMENTS, THE COMPANY UNDERTAKES TO PROVIDE, WITHOUT CHARGE, UPON A WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2025, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORTS SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, CVD EQUIPMENT CORPORATION, 355 SOUTH TECHNOLOGY DRIVE, CENTRAL ISLIP, NEW YORK 11722. THE COMPANY’S TELEPHONE NUMBER AT SUCH OFFICE IS (631) 981-7081.

WHETHER OR NOT YOU INTEND TO BE PRESENT VIRTUALLY AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

By Order of the Board of Directors

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209364 CVD Equipment Proxy Card Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

2026

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

CVD EQUIPMENT CORPORATION

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on November 4, 2026.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

VOTE AT THE MEETING –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend:
https://www.cstproxy.com/cvdequipment/2026

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

Please mark your votes like this **X**

CVD EQUIPMENT CORPORATION — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES UNDER PROPOSAL 1, AND “FOR” PROPOSALS 2 AND 3.

(1) Lawrence J. Waldman
(2) Andrew Africk
(3) Robert M. Brill
(4) Ashraf Lotfi
(5) Debra Wasser

FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (See instructions below)
☐	☐	☐

Instructions: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and strike the name of the nominee(s) you wish to withhold authority to vote.

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, ALL AS SET OUT IN THE NOTICE AND PROXY STATEMENT RELATING TO THE ANNUAL MEETING, RECEIPT OF WHICH ARE HEREBY ACKNOWLEDGED.

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2026**

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors. administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

209364 CVD Equipment Proxy Card Back

2026

VOTE BY INTERNET – www.cstproxyvote.com

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

CVD EQUIPMENT CORPORATION

ANNUAL MEETING OF SHAREHOLDERS
NOVEMBER 5, 2026

The undersigned Shareholder of CVD Equipment Corporation (the "Company") hereby revokes all previous proxies and constitutes and appoints Warren Cheesman and Richard Catalano, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all of the shares of common stock of the Company which the undersigned held of record and is entitled to vote at the Annual Meeting of Shareholders (the "Annual Meeting") to be held virtually via live webcast at 10:00 A.M., Eastern Time, on November 5, 2026 or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of Annual Meeting of Shareholders and accompanying proxy statement (the "Proxy Statement"), with all the powers the undersigned would possess if present personally at said meeting, or at any postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES UNDER PROPOSAL 1, AND "FOR" PROPOSALS 2 AND 3.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)